UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2023

THE TORO COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-8649	41-0580470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8111 Lyndale Avenue South Bloomington, Minnesota	55420
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 888-8801

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	TTC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Toro Company (“TTC”) held its 2023 Annual Meeting of Shareholders on March 21, 2023.  The final results for each proposal submitted to a vote of TTC’s shareholders at the meeting were as follows

	For	Withheld	Abstain	Broker Non-Votes
Proposal One—Election of three director nominees, each to serve for a term ending at the 2026 annual meeting of shareholders
Jeffrey M. Ettinger	83,533,879	4,155,058	--	7,116,683
Eric P. Hansotia	85,571,953	2,116,984	--	7,116,683
D. Christian Koch	85,482,950	2,205,987	--	7,116,683

	For	Against	Abstain	Broker Non-Votes
Proposal Two—Ratification of the selection of KPMG LLP as TTC’s independent registered public accounting firm for TTC’s fiscal year ending October 31, 2023	92,855,033	1,697,732	252,855	--

Proposal Three—Advisory approval of executive compensation	82,610,625	4,361,104	717,208	7,116,683

	One Year	Two Years	Three Years	Abstain	Broker Non- Votes
Proposal Four—Advisory approval of frequency of advisory approval of executive compensation	85,025,231	207,070	2,233,049	223,587	7,116,683

Each of the director nominees in Proposal One was elected by TTC’s shareholders to serve for a term ending at the 2026 annual meeting of shareholders by the required vote. Regarding TTC’s other directors (i) each of Janet K. Cooper, Gary L. Ellis, Jill M. Pemberton and Michael G. Vale continue to serve as a director for a term ending at TTC’s 2024 Annual Meeting of Shareholders, and (ii) each of Jeffrey L. Harmening, Joyce A. Mullen, Richard M. Olson and James C. O’Rourke continue to serve as a director for a term ending at TTC’s 2025 Annual Meeting of Shareholders.

Proposal Two was approved by TTC’s shareholders by the required vote.

With respect to Proposal Three, TTC’s shareholders approved, on an advisory basis, the executive compensation of TTC’s named executive officers, as disclosed in TTC’s proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

With respect to Proposal Four, TTC’s shareholders approved, on an advisory basis, the frequency of every one year for future advisory votes on executive compensation. In light of the results of such vote and consistent with the recommendation of the Board of Directors of TTC with respect to such vote, the Board of Directors of TTC determined that TTC will continue to conduct an advisory vote on executive compensation every year until the next required vote on the frequency of future advisory votes on executive compensation.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TORO COMPANY
(Registrant)

Date: March 22, 2023	By:	/s/ Amy E. Dahl
Amy E. Dahl
Vice President, International, General Counsel and Corporate Secretary

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